February 21, 2014 Fannie Mae 2013 Credit Supplement Exhibit 99.2

1  This presentation includes information about Fannie Mae, including information contained in Fannie Mae’s Annual Report on Form 10-K for the year ended December 31, 2013, the “2013 Form 10-K.” Some of the terms used in these materials are defined and discussed more fully in the 2013 Form 10-K. These materials should be reviewed together with the 2013 Form 10-K, which is available on the “SEC Filings” page in the “Investor Relations” section of Fannie Mae’s web site at www.fanniemae.com.  Some of the information in this presentation is based upon information that we received from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information.  Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). A zero indicates less than one half of one percent. A dash indicates a null value.  Unless otherwise indicated data labeled as “2013” is as of December 31, 2013 or for the full year of 2013.

2 Home Prices Home Price Growth/Decline Rates in the U.S. 3 One Year Home Price Change as of 2013 Q4 4 Home Price Change Peak-to-Current as of 2013 Q4 5 Credit Profile of Fannie Mae Single-Family Loans Credit Characteristics of Single-Family Business Acquisitions 6 Credit Characteristics of Single-Family Business Acquisitions under the Refi Plus™ Initiative 7 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Key Product Features 8 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year 9 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Select States 10 Credit Characteristics of Alt-A Loans in the Single-Family Conventional Guaranty Book of Business 11 Credit Characteristics of Refi Plus Loans in the Single-Family Conventional Guaranty Book of Business 12 Serious Delinquency Rates by Select States and Region of Single-Family Conventional Guaranty Book of Business 13 Workouts of Fannie Mae Single-Family Loans Single-Family Completed Workouts by Type 14 Re-performance Rates of Modified Single-Family Loans 15 Additional Credit Information for Fannie Mae Single-Family Loans Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year 16 Single-Family Real Estate Owned (REO) in Select States 17 Single-Family Short Sales and REO Sales Price / UPB of Mortgage Loans 18 Credit Profile of Fannie Mae Multifamily Loans Multifamily Credit Profile by Loan Attributes 19 Multifamily Credit Profile by Acquisition Year 20 Multifamily Credit Profile 21 Multifamily 2013 Credit Losses by State 22 Table of Contents

3 7.5% 7.6% 10.6% 11.3% 2.7% -3.5% -9.1% -4.8% -4.3% -3.6% 4.2% 8.8% -15% -10% -5% 0% 5% 10% 15% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 10.6% 10.7% 14.6% 14.7% -0.3% -8.4% -18.4% -2.5% -3.8% -3.7% 7.2% 11.7% Home Price Growth/Decline Rates in the U.S. Fannie Mae Home Price Index Growth rates are from period-end to period-end. *Estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of January 2014. Including subsequent data may lead to materially different results. **Year-to-date as of Q3-2013. As comparison, Fannie Mae’s index for the same period is 8.7%. S&P/Case-Shiller Index * Based on our home price index, we estimate that home prices on a national basis increased by 8.8% in 2013, following an increase of 4.2% in 2012. Despite the recent increases in home prices, we estimate that, through December 31, 2013, home prices on a national basis remained 13.5% below their peak in the third quarter of 2006. Our home price estimates are based on preliminary data and are subject to change as additional data become available. We estimate that home prices on a national basis increased by 0.2% in the fourth quarter of 2013. **

FannieMae

One Year Home Price Change as of 2013 Q4*

United States 8.8%


AK 4.0% 0.2%
WA 10.9% 3.5%
OR 11.9% 1.7%
CA 25.4% 19.6%
NV 27.2% 1.0%
ID 8.9% 0.5%
MT 7.3% 0.3%
WY 2.6% 0.2%
UT 9.4% 1.0%
CO 9.3% 2.6%
AZ 18.9% 2.4%
NM 3.0% 0.5%
ND 7.7% 0.1%
SD 4.3% 0.2%
NE 5.3% 0.4%
KS 3.2% 0.5%
OK 3.2% 0.6%
TX 6.8% 5.4%
MN 7.3% 1.9%
IA 2.9% 0.7%
MO 4.1% 1.3%
AR 1.7% 0.5%
LA 2.8% 0.9%
WI 2.7% 1.8%
IL 7.8% 4.1%
MI 12.0% 2.4%
IN 3.4% 1.2%
OH 4.3% 2.1%
KY 2.7% 0.6%
TN 3.3% 1.3%
MS 2.4% 0.4%
AL 2.5% 1.0%
GA 14.6% 2.7%
FL 17.0% 5.7%
SC 4.6% 1.2%
NC 3.9% 2.5%
VA 4.6% 3.6%
WV 1.1% 0.2%
PA 3.1% 3.1%
NY 4.8% 5.6%
VT 1.9% 0.2%
NH 7.1% 0.5%
ME 4.1% 0.3%
MA 7.7% 3.1%
RI 4.0% 0.3%
CT 2.7% 1.4%
NJ 4.7% 4.0%
DE 2.7% 0.4%
MD 7.0% 2.8%
DC 9.3% 0.4%
HI 9.0% 0.8%
State Growth Rate
0% to 5%
5% to 10%
10% and above
Example
State: NM
Growth Rate: 3.0%
UPB %: 0.5%

*Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of January 2014. UPB estimates are based on data available through the end of December 2013. Including subsequent data may lead to materially different results.

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FannieMae

Home Price Change Peak-to-Current as of 2013 Q4*

United States -13.5%


AK
-1.3%
0.2%
WA
-18.0%
3.5%
OR
-16.9%
1.7%
ID
-18.5%
0.5%
MT
-1.3%
0.3%
ND
0.0%
0.1%
MN
-13.9%
1.9%
WI
-9.9%
1.8%
MI
-21.8%
2.4%
WY
-1.5%
0.2%
SD
-0.5%
0.2%
NE
0.0%
0.4%
IA
-0.6%
0.7%
IL
-20.6%
4.1%
IN
-2.0%
1.2%
OH
-9.9%
2.1%
NV
-43.7%
1.0%
UT
-11.8%
1.0%
CO
0.0%
2.6%
KS
-0.6%
0.5%
MO
-8.3%
1.3%
KY
-1.0%
0.6%
WV
0.0%
0.2%
VA
-15.5%
3.6%
CA
-28.5%
19.6%
AZ
-33.4%
2.4%
NM
-13.3%
0.5%
OK
0.0%
0.6%
AR
-3.2%
0.5%
TN
-5.8%
1.3%
NC
-8.1%
2.5%
SC
-9.9%
1.2%
MS
-8.8%
0.4%
AL
-8.8%
1.0%
GA
-18.6%
2.7%
TX
0.0%
5.4%
LA
0.0%
0.9%
FL
-39.3%
5.7%
HI
-10.3%
0.8%
VT
-7.6%
0.2%
NH
-17.5%
0.5%
ME
-9.5%
0.3%
NY
-8.2%
5.6%
PA
-4.2%
3.1%
MA
-12.8%
3.1%
RI
-29.8%
0.3%
CT
-19.6%
1.4%
NJ
-23.5%
4.0%
DE
-18.3%
0.4%
MD
-23.4%
2.8%
DC
-1.5%
0.4%
State Growth Rate
Below -30%
-30% to -15%
-15% to -5%
-5% to 0%
0%
Example
State: NM
Growth Rate: -13.3%
UPB %: 0.5%

*Source: Fannie Mae. Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of January 2014. UPB estimates are based on data available through the end of December 2013. Including subsequent data may lead to materially different results.

Note: Date of peak is determined for each state individually. States currently at peak prices show 0.0% change.

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6 Acquisition Year 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 Unpaid Principal Balance (billions) $728.4 $832.2 $562.3 $595.0 $684.7 $557.2 $643.8 $515.8 $524.2 $568.8 Weighted Average Origination Note Rate 3.78% 3.78% 4.35% 4.64% 4.93% 6.00% 6.51% 6.45% 5.73% 5.63% Origination Loan-to-Value Ratio <= 60% 22.0% 25.3% 29.1% 30.3% 32.6% 22.7% 16.7% 18.6% 21.4% 23.1% >60% and <= 70% 13.9% 14.4% 15.5% 15.9% 17.0% 16.1% 13.5% 15.1% 16.3% 16.2% >70% and <= 80% 34.9% 34.4% 37.3% 38.5% 39.9% 39.5% 44.7% 49.6% 46.2% 43.1% >80% and <= 90% 10.5% 9.1% 8.9% 8.6% 6.9% 11.7% 9.1% 6.8% 7.4% 8.2% >90% and <= 100% (2) 11.5% 8.4% 6.8% 5.2% 3.3% 10.0% 15.8% 9.7% 8.5% 9.3% > 100% (2) 7.1% 8.3% 2.3% 1.6% 0.4% 0.1% 0.1% 0.2% 0.2% 0.2% Weighted Average Origination Loan-to-Value Ratio 75.7% 74.5% 69.3% 68.4% 66.8% 72.0% 75.5% 73.4% 72.0% 71.4% Weighted Average Origination Loan-to-Value Ratio Excluding HARP (3) 70.3% 67.8% 66.6% 65.8% 65.8%      FICO Credit Scores (4) 0 to < 620 1.4% 0.8% 0.5% 0.4% 0.4% 2.8% 6.4% 6.2% 5.4% 5.6% >=620 and < 660 3.4% 2.2% 1.8% 1.6% 1.5% 5.7% 11.5% 11.2% 10.7% 11.5% >=660 and < 700 9.7% 7.2% 7.0% 6.6% 6.5% 13.9% 19.2% 19.6% 18.9% 19.4% >=700 and < 740 18.2% 15.6% 16.2% 16.1% 17.2% 21.7% 22.6% 23.0% 23.2% 23.9% >=740 67.3% 74.1% 74.5% 75.1% 74.4% 55.8% 40.1% 39.7% 41.5% 39.2% Missing 0.0% 0.0% 0.1% 0.1% 0.1% 0.1% 0.1% 0.2% 0.3% 0.4% Weighted Average FICO Credit Score 753 761 762 762 761 738 716 716 719 715 Product Distribution Fixed-rate 97.6% 96.7% 93.5% 93.7% 96.6% 91.7% 90.1% 83.4% 78.7% 78.8% Adjustable-rate 2.4% 3.3% 6.5% 6.3% 3.4% 8.3% 9.9% 16.6% 21.3% 21.2% Alt-A (5) 1.3% 0.8% 1.2% 0.9% 0.2% 3.1% 16.7% 21.8% 16.1% 11.9% Subprime      0.3% 0.7% 0.7% 0.0%  Interest Only 0.2% 0.3% 0.7% 1.3% 1.0% 5.6% 15.2% 15.2% 10.1% 5.0% Negative Amortizing      0.0% 0.3% 3.1% 3.2% 1.9% Investor 9.3% 7.2% 6.5% 4.6% 2.5% 5.6% 6.5% 7.0% 6.4% 5.4% Condo/Co-op 10.4% 9.1% 8.8% 8.6% 8.2% 10.3% 10.4% 10.5% 9.8% 8.8% Refinance 70.2% 79.4% 76.5% 77.4% 79.9% 58.6% 50.4% 48.3% 53.1% 57.3% Total Refi Plus Initiative (3) 22.5% 24.5% 24.3% 23.4% 10.6%      HARP 13.7% 15.6% 9.9% 9.8% 4.1%      Origination Loan-to-Value Ratio: >80% and <=105% 58.4% 57.2% 88.1% 94.4% 99.1%      >105% and <=125% 21.5% 22.1% 11.9% 5.6% 0.9%      >125% 20.1% 20.7%         HARP Weighted Average Origination Loan-to-Value Ratio 109.8% 111.0% 94.3% 92.2% 90.7%      Credit Characteristics of Single-Family Business Acquisitions(1) (1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. (2) The increase after 2009 is the result of the Home Affordable Refinance Program (“HARP”), which involves the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. (3) Our Refi Plus initiative, which includes HARP, started in April 2009. Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers. (4) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (5) Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus initiative.

FannieMae

Credit Characteristics of Single-Family Business Acquisitions under the Refi Plus Initiative

	Acquisition Year									
	HARP [1]					Other Refi Plus [1]				
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Unpaid Principal Balance (billions)	$99.5	$129.9	$55.6	$59.0	$27.9	$64.4	$73.8	$81.2	$80.5	$44.7
Weighted Average Origination Note Rate	4.04%	4.14%	4.78%	5.00%	5.05%	3.80%	3.89%	4.44%	4.68%	4.85%
Origination Loan-to-Value Ratio										
<= 80%	—	—	—	—	—	100.00%	100.00%	100.00%	100.00%	100.00%
>80% and <= 105%	58.4%	57.2%	88.1%	94.4%	99.1%	—	—	—	—	—
>105% and <= 125%	21.5%	22.1%	11.9%	5.6%	0.9%	—	—	—	—	—
>125%	20.1%	20.7%	—	—	—	—	—	—	—	—
Weighted Average Origination Loan-to-Value Ratio	109.8%	111.0%	94.3%	92.2%	90.7%	60.2%	61.1%	60.2%	62.3%	63.3%
FICO Credit Scores [2]										
0 to < 620	6.7%	3.7%	2.1%	2.0%	1.2%	5.3%	2.9%	1.7%	1.4%	0.8%
>= 620 and < 660	9.5%	6.0%	3.8%	3.6%	2.5%	6.9%	4.2%	2.8%	2.4%	1.7%
>=660 and < 700	17.5%	13.4%	11.6%	11.6%	9.6%	13.5%	9.8%	8.8%	8.0%	6.7%
>=700 and < 740	21.2%	20.3%	21.0%	21.4%	22.3%	18.4%	16.2%	16.7%	15.9%	16.3%
>=740	45.1%	56.6%	61.5%	61.2%	64.4%	55.8%	66.9%	70.0%	72.3%	74.5%
Weighted Average FICO Credit Score	722	738	746	746	749	737	753	758	760	762
Product Distribution										
Fixed-rate	99.6%	99.3%	96.8%	97.2%	97.9%	99.3%	98.9%	97.6%	97.3%	98.1%
Adjustable-rate	0.4%	0.7%	3.2%	2.8%	2.1%	0.7%	1.1%	2.4%	2.7%	1.9%
Owner Occupied	78.6%	85.7%	86.3%	91.1%	95.2%	81.6%	87.2%	89.2%	91.8%	93.5%
Second/Vacation Home	3.1%	2.8%	3.6%	3.5%	3.3%	3.5%	3.2%	3.6%	3.5%	4.2%
Investor	18.3%	11.5%	10.1%	5.4%	1.6%	14.9%	9.6%	7.3%	4.7%	2.3%
Condo/Co-op	13.2%	10.9%	10.5%	10.1%	8.3%	9.3%	7.6%	5.8%	6.0%	6.8%

(1) Our Refi Plus initiative, under which we acquire HARP loans, started in April 2009. HARP loans have LTV ratios at origination in excess of 80%, while Other Refi Plus loans have LTV ratios at origination of up to 80%.

(2) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

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FannieMae

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Key Product Features

	Categories Not Mutually Exclusive (1)									
As of December 31, 2013	Negative Amortizing Loans	Interest Only Loans	Loans with FICO < 620 (3)	Loans with FICO ≥ 620 and < 660 (3)	Loans with Origination LTV Ratio > 90%	Loans with FICO < 620 and Origination LTV Ratio > 90% (3)	Alt-A Loans	Subprime Loans (6)	Subtotal of Key Product Features (1)	Overall Book
Unpaid Principal Balance (billions) (2)	$6.4	$80.7	$74.3	$155.0	$425.7	$21.1	$131.3	$4.2	$739.4	$2,820.4
Share of Single-Family Conventional Guaranty Book	0.2%	2.9%	2.6%	5.5%	15.1%	0.7%	4.7%	0.1%	26.2%	100.0%
Average Unpaid Principal Balance (2)	$100,587	$234,819	$119,637	$131,294	$171,735	$131,430	$152,326	$142,220	$156,043	$160,357
Serious Delinquency Rate	4.95%	11.77%	9.91%	7.28%	3.48%	10.90%	9.23%	16.93%	5.67%	2.38%
Origination Years 2005-2008	54.6%	78.7%	46.0%	40.0%	14.3%	36.5%	61.1%	85.3%	31.0%	14.7%
Weighted Average Origination Loan-to-Value Ratio	70.5%	74.0%	80.8%	79.3%	105.3%	106.9%	77.1%	76.8%	90.7%	74.1%
Origination Loan-to-Value Ratio > 90%	0.3%	7.9%	28.4%	23.4%	100.0%	100.0%	13.2%	6.5%	57.6%	15.1%
Weighted Average Mark-to-Market Loan-to-Value Ratio	70.7%	91.8%	79.9%	77.3%	95.2%	103.3%	83.3%	94.7%	86.3%	66.7%
Mark-to-Market Loan-to-Value Ratio > 100% and <= 125%	15.5%	23.4%	14.5%	12.3%	18.6%	29.3%	17.4%	23.1%	15.6%	5.0%
Mark-to-Market Loan-to-Value Ratio > 125%	11.9%	13.6%	7.5%	6.5%	8.7%	17.4%	10.1%	16.0%	7.3%	2.2%
Weighted Average FICO (3)	706	724	584	642	728	585	714	618	704	744
FICO < 620 (3)	6.8%	1.5%	100.0%	—	5.0%	100.0%	2.0%	51.5%	10.1%	2.6%
Fixed-rate	4.0%	24.5%	81.5%	83.5%	94.2%	85.6%	65.2%	63.0%	82.8%	91.5%
Primary Residence	68.6%	85.2%	95.2%	93.1%	91.0%	95.3%	76.9%	96.9%	89.3%	88.2%
Condo/Co-op	12.8%	15.3%	4.8%	6.2%	10.4%	5.9%	10.1%	3.9%	9.6%	9.5%
Credit Enhanced (4)	38.8%	14.3%	25.2%	22.2%	57.4%	61.5%	12.8%	56.1%	37.1%	15.1%
% of 2009 Credit Losses (5)	2.0%	32.6%	8.8%	15.5%	19.2%	3.4%	39.6%	1.5%	75.0%	100.0%
% of 2010 Credit Losses (5)	1.9%	28.6%	8.0%	15.1%	15.9%	2.7%	33.2%	1.1%	68.4%	100.0%
% of 2011 Credit Losses (5)	1.2%	25.8%	7.9%	14.7%	14.0%	2.2%	27.3%	0.6%	63.4%	100.0%
% of 2012 Credit Losses (5)	0.5%	21.8%	7.8%	14.2%	16.8%	2.3%	23.7%	1.1%	61.2%	100.0%
% of 2013 Credit Losses (5)(6)	0.8%	18.7%	7.0%	15.7%	20.8%	2.0%	26.0%	-0.2%	63.4%	100.0%

(1) Loans with multiple product features are included in all applicable categories. The subtotal is calculated by counting a loan only once even if it is included in multiple categories.
(2) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of December 31, 2013.
(3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.
(4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae had access to loan-level information.
(5) Expressed as a percentage of credit losses for the single-family guaranty book of business. Does not reflect the impact of recoveries that have not been allocated to specific loans. For information on total credit losses, refer to Fannie Mae's 2013 Form 10-K.
(6) Credit losses are negative due to recoveries recognized in the fourth quarter of 2013.

8

9 As of December 31, 2013 Overall Book 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 and Earlier Unpaid Principal Balance (billions) (1) $2,820.4 $609.9 $728.0 $320.8 $280.2 $209.0 $80.3 $137.2 $98.7 $99.6 $256.7 Share of Single-Family Conventional Guaranty Book 100.0% 21.6% 25.8% 11.4% 9.9% 7.4% 2.8% 4.9% 3.5% 3.5% 9.1% Average Unpaid Principal Balance (1) $160,357 $199,516 $199,440 $171,471 $170,319 $164,285 $152,148 $163,511 $148,107 $129,790 $77,966 Serious Delinquency Rate 2.38% 0.04% 0.17% 0.34% 0.56% 0.98% 6.69% 12.18% 11.26% 7.26% 3.50% Weighted Average Origination Loan-to-Value Ratio 74.1% 76.1% 76.0% 71.4% 71.2% 69.8% 74.7% 78.3% 75.3% 73.5% 71.7% Origination Loan-to-Value Ratio > 90% (2) 15.1% 19.4% 18.7% 12.7% 10.4% 6.6% 12.7% 20.9% 12.6% 9.8% 10.5% Weighted Average Mark-to-Market Loan-to-Value Ratio 66.7% 71.1% 64.3% 59.2% 60.6% 62.5% 77.2% 94.2% 92.0% 78.0% 50.9% Mark-to-Market Loan-to-Value Ratio > 100% and <= 125% 5.0% 3.7% 3.6% 0.8% 1.1% 1.4% 11.8% 24.0% 22.0% 13.2% 2.1% Mark-to-Market Loan-to-Value Ratio > 125% 2.2% 1.7% 1.4% 0.0% 0.1% 0.1% 2.8% 13.2% 13.2% 5.2% 0.7% Weighted Average FICO (3) 744 751 759 758 757 754 718 694 699 708 709 FICO < 620 (3) 2.6% 1.5% 1.0% 0.7% 0.7% 0.7% 5.4% 10.8% 8.6% 6.5% 7.2% Interest Only 2.9% 0.2% 0.3% 0.6% 1.0% 1.0% 7.5% 18.1% 20.0% 13.1% 2.8% Negative Amortizing 0.2%       0.1% 1.6% 1.8% 1.1% Fixed-rate 91.5% 97.6% 97.4% 94.5% 95.4% 97.2% 77.8% 67.7% 66.5% 70.3% 82.5% Primary Residence 88.2% 86.4% 88.6% 87.3% 89.3% 90.8% 87.0% 89.1% 87.0% 86.5% 90.0% Condo/Co-op 9.5% 10.4% 9.2% 8.8% 8.6% 9.0% 11.3% 10.1% 11.0% 10.9% 8.0% Credit Enhanced (4) 15.1% 19.9% 15.1% 10.2% 7.4% 6.9% 26.3% 31.0% 19.9% 15.2% 11.2% % of 2009 Credit Losses (5) 100.0%      4.8% 36.0% 30.9% 16.4% 11.9% % of 2010 Credit Losses (5) 100.0%     0.4% 7.0% 35.8% 29.2% 15.9% 11.7% % of 2011 Credit Losses (5) 100.0%    0.7% 1.6% 5.7% 30.3% 27.7% 19.2% 14.8% % of 2012 Credit Losses (5) 100.0%  0.1% 0.6% 1.9% 2.5% 7.7% 31.5% 26.3% 16.3% 13.1% % of 2013 Credit Losses (5) 100.0% 0.1% 1.9% 1.7% 2.9% 3.4% 7.1% 30.2% 24.6% 15.8% 12.4% Cumulative Default Rate (6)  0.0% 0.1% 0.2% 0.3% 0.5% 4.1% 12.7% 11.6% 7.0%  Origination Year Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year (1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of December 31, 2013. (2) The increase after 2009 is the result of the Home Affordable Refinance Program (“HARP”), which involves the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. (3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. (5) Expressed as a percentage of credit losses for the single-family guaranty book of business. Does not reflect the impact of recoveries that have not been allocated to specific loans. For information on total credit losses, refer to Fannie Mae’s 2013 Form 10-K. (6) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. For 2003 and 2004 cumulative default rates, refer to slide 16.

FannieMae

Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Select States

As of December 31, 2013	Overall Book	AZ	CA	FL	NV	Select Midwest States (1)
Unpaid Principal Balance (billions) (2)	$2,820.4	$67.9	$551.4	$160.4	$27.1	$276.8
Share of Single-Family Conventional Guaranty Book	100.0%	2.4%	19.6%	5.7%	1.0%	9.8%
Average Unpaid Principal Balance (2)	$160,357	$149,802	$226,815	$138,769	$155,002	$124,126
Serious Delinquency Rate	2.38%	1.12%	0.98%	6.89%	4.19%	2.43%
Origination Years 2005-2008	14.7%	18.2%	11.5%	30.0%	25.5%	14.1%
Weighted Average Origination Loan-to-Value Ratio	74.1%	83.1%	68.7%	80.9%	88.8%	78.5%
Origination Loan-to-Value Ratio > 90%	15.1%	25.6%	10.1%	22.2%	27.5%	20.5%
Weighted Average Mark-to-Market Loan-to-Value Ratio	66.7%	72.9%	57.6%	80.4%	84.7%	73.7%
Mark-to-Market Loan-to-Value Ratio >100% and <=125%	5.0%	10.6%	3.9%	13.6%	15.4%	7.2%
Mark-to-Market Loan-to-Value Ratio >125%	2.2%	4.8%	1.8%	11.6%	15.3%	3.5%
Weighted Average FICO (3)	744	745	753	731	740	739
FICO < 620 (3)	2.6%	2.3%	1.5%	4.4%	2.4%	3.5%
Interest Only	2.9%	5.2%	4.0%	5.8%	8.4%	1.8%
Negative Amortizing	0.2%	0.3%	0.6%	0.6%	0.8%	0.1%
Fixed-rate	91.5%	88.2%	90.0%	85.9%	83.2%	91.1%
Primary Residence	88.2%	79.1%	85.0%	81.3%	75.5%	92.5%
Condo/Co-op	9.5%	4.2%	12.6%	13.3%	5.3%	11.4%
Credit Enhanced (4)	15.1%	14.9%	7.4%	14.2%	13.9%	19.0%
% of 2009 Credit Losses (5)	100.0%	10.8%	24.4%	15.5%	6.5%	14.8%
% of 2010 Credit Losses (5)	100.0%	10.0%	22.6%	17.5%	6.1%	13.6%
% of 2011 Credit Losses (5)	100.0%	11.7%	27.0%	11.0%	7.9%	12.0%
% of 2012 Credit Losses (5)	100.0%	6.3%	18.4%	21.4%	4.8%	18.7%
% of 2013 Credit Losses (5)	100.0%	1.4%	5.1%	28.9%	3.8%	21.8%

(1) Select Midwest states are Illinois, Indiana, Michigan, and Ohio.
(2) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of December 31, 2013.
(3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.
(4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information.
(5) Expressed as a percentage of credit losses for the single-family guaranty book of business. Does not reflect the impact of recoveries that have not been allocated to specific loans. For information on total credit losses, refer to Fannie Mae's 2013 Form 10-K.

10

FannieMae

Credit Characteristics of Alt-A Loans in the Single-Family Conventional Guaranty Book of Business

As of December 31, 2013	Alt-A [1]	Origination Year										
		2013 [2]	2012 [2]	2011 [2]	2010 [2]	2009 [2]	2008	2007	2006	2005	2004 and Earlier
Unpaid principal balance (billions) [3]	$131.3	$8.2	$7.8	$5.7	$2.8	$1.1	$2.6	$27.4	$29.4	$20.8	$25.5
Share of Alt-A	100.0%	6.2%	5.9%	4.4%	2.1%	0.8%	2.0%	20.9%	22.4%	15.8%	19.5%
Weighted Average Origination Loan-to-Value Ratio	77.1%	96.9%	105.3%	75.3%	81.3%	76.7%	69.0%	75.1%	74.2%	73.1%	71.9%
Origination Loan-to-Value Ratio > 90% [4]	13.2%	52.4%	59.0%	26.4%	31.8%	23.0%	2.4%	8.6%	4.7%	3.3%	5.3%
Weighted Average Mark-to-Market Loan-to-Value Ratio	83.3%	89.2%	86.7%	62.8%	72.8%	71.5%	75.0%	96.7%	96.5%	84.2%	57.1%
Mark-to-Market Loan-to-Value Ratio > 100% and <=125%	17.4%	19.3%	19.7%	2.5%	4.8%	6.1%	11.2%	25.5%	25.3%	17.7%	3.8%
Mark-to-Market Loan-to-Value Ratio > 125%	10.1%	12.2%	11.7%	0.1%	0.2%	0.5%	2.9%	15.8%	16.8%	8.3%	0.9%
Weighted Average FICO [5]	714	710	721	740	727	729	719	705	708	719	715
FICO < 620 [5]	2.0%	9.6%	7.4%	3.1%	3.9%	4.4%	0.3%	0.7%	0.6%	0.5%	1.8%
Adjustable-rate	34.8%	0.4%	0.7%	2.5%	4.0%	3.7%	29.2%	41.6%	46.3%	50.5%	35.6%
Interest Only	25.6%	—	—	—	—	0.1%	8.1%	38.8%	39.6%	32.8%	16.6%
Negative Amortizing	2.6%	—	—	—	—	—	—	—	4.3%	6.7%	2.8%
Investor	18.9%	35.3%	29.8%	25.0%	13.0%	5.7%	17.3%	17.0%	15.2%	18.8%	16.7%
Condo/Co-op	10.1%	12.0%	11.1%	7.2%	8.9%	8.6%	6.3%	8.3%	10.5%	12.7%	9.7%
California	21.1%	23.9%	25.3%	25.5%	14.6%	13.9%	19.1%	21.0%	18.8%	19.5%	23.2%
Florida	11.5%	9.8%	11.6%	4.0%	3.3%	3.5%	10.0%	12.9%	13.6%	13.4%	9.4%
Credit Enhanced [6]	12.8%	7.9%	7.8%	2.1%	2.2%	1.4%	14.3%	16.5%	12.0%	11.1%	17.8%
Serious Delinquency Rate at December 31, 2012	11.36%	—	0.21%	1.05%	3.30%	4.89%	10.71%	17.41%	16.59%	11.76%	6.74%
Serious Delinquency Rate at December 31, 2013	9.23%	0.26%	0.82%	1.31%	3.47%	4.55%	10.35%	15.41%	14.63%	10.06%	6.07%
% of 2009 Credit Losses [7]	39.6%	—	—	—	—	—	0.4%	13.4%	15.8%	7.3%	2.6%
% of 2010 Credit Losses [7]	33.2%	—	—	—	0.0%	0.0%	0.5%	11.8%	12.8%	5.7%	2.3%
% of 2011 Credit Losses [7]	27.3%	—	—	—	0.1%	0.1%	0.3%	8.5%	10.1%	5.9%	2.5%
% of 2012 Credit Losses [7]	23.7%	—	0.0%	0.0%	0.1%	0.1%	0.3%	7.9%	8.9%	4.3%	1.9%
% of 2013 Credit Losses [7]	26.0%	0.0%	0.1%	0.2%	0.2%	0.1%	0.2%	9.1%	9.6%	4.7%	1.9%
Cumulative Default Rate [8]	—	0.0%	0.3%	0.7%	3.1%	4.3%	10.2%	22.7%	20.9%	13.5%	—

(1) In reporting our Alt-A exposure, we have classified mortgage loans as Alt-A if and only if the lenders that deliver the mortgage loans to us have classified the loans as Alt-A based on documentation or other product features. We have loans with some features that are similar to Alt-A mortgage loans that we have not classified as Alt-A because they do not meet our classification criteria.

(2) Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus initiative.

(3) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of December 31, 2013.

(4) The increase after 2008 is the result of our HARP loans, which we began acquiring in April 2009 and which involve the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%.

(5) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

(6) Defined as unpaid principal balance of Alt-A loans with credit enhancement as a percentage of unpaid principal balance of all Alt-A loans for which Fannie Mae has access to loan-level information.

(7) Expressed as a percentage of credit losses for the single-family guaranty book of business. Does not reflect the impact of recoveries that have not been allocated to specific loans. For information on total credit losses, refer to Fannie Mae's 2013 Form 10-K.

(8) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and includes loan foreclosures, short sales, sales to third parties and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year.

11

FannieMae

Credit Characteristics of Refi Plus Loans in the Single-Family Conventional Guaranty Book of Business

As of December 31, 2013	Origination Year									
	HARP (1)					Other Refi Plus (1)				
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009
Unpaid Principal Balance (billions)	$84.5	$124.8	$44.5	$41.6	$19.4	$54.2	$65.3	$52.9	$43.0	$19.0
Share of Single-Family Conventional Guaranty Book	3.0%	4.4%	1.6%	1.5%	0.7%	1.9%	2.3%	1.9%	1.5%	0.7%
Average Unpaid Principal Balance	$175,880	$193,343	$201,448	$213,750	$220,796	$134,704	$141,962	$145,173	$155,763	$160,086
Share of Total Refinances	4.2%	6.1%	2.2%	2.0%	1.0%	2.7%	3.2%	2.6%	2.1%	0.9%
Weighted Average Origination Loan-to-Value Ratio	109.4%	112.7%	95.0%	93.1%	91.5%	60.3%	61.3%	60.7%	63.0%	65.0%
Origination Loan-to-Value Ratio > 90%	75.0%	77.9%	58.7%	53.7%	48.8%	—	—	—	—	—
Weighted Average Mark-to-Market Loan-to-Value Ratio	100.7%	93.4%	79.6%	81.5%	84.4%	56.3%	52.3%	50.2%	53.6%	58.1%
Weighted Average FICO (2)	721	736	744	742	744	735	750	754	755	753
FICO < 620 (2)	7.0%	4.0%	2.3%	2.4%	1.8%	5.6%	3.3%	2.1%	1.9%	1.7%
Fixed-rate	99.6%	99.5%	97.2%	97.5%	97.8%	99.3%	99.1%	97.8%	97.7%	98.1%
Primary Residence	78.2%	85.0%	85.8%	90.2%	94.5%	81.1%	86.7%	88.1%	90.5%	92.0%
Second/Vacation Home	3.1%	2.8%	3.4%	3.5%	3.2%	3.5%	3.1%	3.6%	3.6%	4.6%
Investor	18.6%	12.2%	10.8%	6.3%	2.2%	15.4%	10.2%	8.4%	5.9%	3.4%
Condo/Co-op	13.2%	11.0%	10.3%	9.8%	8.2%	9.5%	7.7%	5.9%	6.2%	7.3%
Serious Delinquency Rate										
Overall Serious Delinquency Rate	0.19%	0.63%	1.18%	1.90%	2.73%	0.05%	0.16%	0.34%	0.62%	1.00%
Serious Delinquency Rate by MTMLTV Ratio:										
<=80%	0.09%	0.23%	0.63%	0.78%	1.08%	0.05%	0.16%	0.33%	0.56%	0.83%
80% and <=105%	0.14%	0.60%	1.72%	2.69%	3.29%	0.05%	0.37%	2.85%	4.25%	3.87%
105% and <=125%	0.28%	1.03%	3.29%	5.48%	7.82%	—	—	0.00%	2.56%	4.88%
>125%	0.42%	1.57%	4.42%	6.80%	8.76%	—	—	—	0.00%	3.45%
Mark-to-Market Loan-to-Value Ratio										
<=80%	12.8%	29.7%	54.1%	47.6%	37.3%	99.5%	99.8%	99.7%	98.2%	93.4%
80% and <=105%	56.4%	47.1%	42.7%	48.3%	57.1%	0.5%	0.2%	0.3%	1.8%	6.5%
105% and <=125%	18.2%	14.7%	3.0%	3.7%	5.1%	—	—	0.0%	0.0%	0.1%
>125%	12.5%	8.4%	0.2%	0.4%	0.6%	—	—	—	0.0%	0.0%

(1) Our Refi Plus initiative, under which we acquire HARP loans, started in April 2009. HARP loans have LTV ratios at origination in excess of 80%, while Other Refi Plus loans have LTV ratios at origination of up to 80%.

(2) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan.

12

13 0% 1% 2% 3% 4% 5% 6% 7% 2013 Q42013 Q32013 Q2 2013 Q1 2012 Q42012 Q32012 Q22012 Q12011 Q42011 Q32011 Q22011 Q12010 Q4 Serious Delinquency Rate by Region (3) Midwest Northeast Southeast Southwest West 0% 2% 4% 6% 8% 10% 12% 14% 2013 Q42013 Q32013 Q2 2013 Q1 2012 Q42012 Q32012 Q22012 Q12011 Q42011 Q32011 Q22011 Q12010 Q4 Serious Delinquency Rate by Select States AZ CA FL NV Select Midwest States All Serious Delinquency Rates by Select States and Region of Single-Family Conventional Guaranty Book of Business(1) (1) Calculated based on the number of loans in Fannie Mae’s single-family conventional guaranty book of business within each specified category. (2) Select Midwest states are Illinois, Indiana, Michigan, and Ohio. (3) For information on which states are included in each region, refer to footnote 9 to Table 39 in Fannie Mae’s 2013 Form 10-K. (2)

14 63,228 63,761 61,492 54,651 54,074 0 25,000 50,000 75,000 2012 Q4 2013 Q1 2013 Q2 2013 Q3 2013 Q4 Nu mb er o f Lo an s Modifications Repayment Plans and Forbearances Completed Short Sales and Deeds-in-Lieu Single-Family Completed Workouts by Type  Modifications involve changes to the original mortgage loan terms, which may include a change to the product type, interest rate, amortization term, maturity date and/or unpaid principal balance. Modifications include both completed modifications under the Administration’s Home Affordable Modification Program (HAMP) and completed non-HAMP modifications, and do not reflect loans currently in trial modifications.  Repayment plans involve plans to repay past due principal and interest over a reasonable period of time through temporarily higher monthly payments. Loans with completed repayment plans are included for loans that were at least 60 days delinquent at initiation.  Forbearances involve an agreement to suspend or reduce borrower payments for a period of time. Loans with forbearance plans are included for loans that were at least 90 days delinquent at initiation.  Deeds-in-lieu of foreclosure involve the borrower’s voluntarily signing over title to the property.  In a short sale, the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, accrued interest and other expenses from the sale proceeds.

15 2010 2011 2011 2011 2011 2012 2012 2012 2012 2013 2013 2013 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 3 months post modification 81% 84% 84% 83% 84% 85% 84% 84% 85% 86% 83% 83% 6 months post modification 77% 78% 79% 79% 79% 78% 77% 80% 82% 79% 77% n/a 9 months post modification 72% 75% 77% 76% 74% 73% 76% 78% 78% 76% n/a n/a 12 months post modification 69% 74% 75% 72% 71% 73% 75% 76% 76% n/a n/a n/a 15 months post modification 68% 73% 72% 70% 71% 73% 74% 74% n/a n/a n/a n/a 18 months post modification 68% 71% 71% 70% 71% 72% 73% n/a n/a n/a n/a n/a 21 months post modification 66% 70% 72% 71% 71% 72% n/a n/a n/a n/a n/a n/a 24 months post modification 65% 71% 73% 71% 71% n/a n/a n/a n/a n/a n/a n/a % Current or Paid Off Re-performance Rates of Modified Single-Family Loans(1) (1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages. Modifications include permanent modifications, but do not reflect loans currently in trial modifications.

16 2003 2004 2005 20062007 2008 20092010 2013 20112012 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% Yr1-Q1 Yr2-Q1 Yr3-Q1 Yr4-Q1 Yr5-Q1 Yr6-Q1 Yr7-Q1 Yr8-Q1 Yr9-Q1 Yr10-Q1 Yr11-Q1 Cu mu lat ive D efa ult R ate Time Since Beginning of Origination Year 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Note: Defaults consist of loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of December 31, 2013 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year

FannieMae

Single-Family Real Estate Owned (REO) in Select States

State	Average Days From Last Paid Installment to Foreclosure For Full Year 2013 (2) (3) (4)	REO Acquisitions and Dispositions (Number of Properties)						REO Inventory as of December 31, 2013	REO Inventory as of December 31, 2012
		2013	2012	2011	2010	2009	2008		
Beginning Balance	N/A	105,666	118,528	162,489	86,155	63,538	33,729	N/A	N/A
Arizona	431	4,310	8,133	16,172	20,691	12,854	5,532	2,189	3,497
California	560	6,382	14,980	27,589	34,051	19,565	10,624	4,931	8,909
Florida	1,226	30,298	23,586	13,748	29,628	13,282	6,159	19,876	13,838
Nevada	638	2,233	3,014	8,406	9,418	6,075	2,906	1,360	1,379
Select Midwest States (1)	724	31,830	40,070	33,777	45,411	28,464	23,668	26,252	29,148
All other States	679	69,331	84,696	100,004	122,879	65,377	45,763	48,621	48,895
Total Acquisitions	N/A	144,384	174,479	199,696	262,078	145,617	94,652	N/A	N/A
Total Dispositions	N/A	(146,821)	(187,341)	(243,657)	(185,744)	(123,000)	(64,843)	N/A	N/A
Ending Inventory	N/A	103,229	105,666	118,528	162,489	86,155	63,538	N/A	N/A

(1) Select Midwest States are Illinois, Indiana, Michigan, and Ohio.
(2) Measured from the borrowers' last paid installment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during full year of 2013.
(3) Fannie Mae incurs additional costs associated with property taxes, hazard insurance, and legal fees while a delinquent loan remains in the foreclosure process. Additionally, the longer a loan remains in the foreclosure process, the longer it remains in our guaranty book of business as a seriously delinquent loan. The average number of days from last paid installment to foreclosure for all states combined were 325, 407, 479, 529, 655, and 793 in each of the years 2008 through 2013, respectively.
(4) Home Equity Conversion Mortgages (HECMs) excluded from calculation.

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18 70% 72% 74% 76% 78% 63% 64% 67% 68% 70% 68% 71% 75% 75% 74% 62% 65% 68% 68% 68% 58% 62% 66% 70% 74% 78% Q4 Q1 Q2 Q3 Q4 2012 2013 Short Sales Gross Sales/ UPB Short Sales Net Sales/ UPB REO Gross Sales/ UPB REO Net Sales/ UPB Q4 Q1 Q2 Q3 Q4 CA 71.1% 72.2% 75.5% 78.7% 81.4% AZ 69.9% 73.1% 76.5% 78.2% 79.2% FL 63.7% 65.8% 68.8% 71.3% 73.6% NV 59.1% 63.0% 67.1% 70.1% 73.6% IL 67.3% 66.7% 68.6% 70.5% 72.7% Top 5 67.0% 68.8% 71.7% 73.9% 76.3% All Others 76.2% 76.7% 78.6% 79.8% 80.4% Total 70.4% 71.7% 74.3% 76.2% 78.0% Short Sales Gross Sales Price/UPB 2012 2013 Q4 Q1 Q2 Q3 Q4 CA 73.2% 78.0% 85.3% 86.7% 86.8% FL 62.2% 64.5% 67.8% 70.7% 72.0% MI 56.9% 59.9% 65.1% 67.8% 66.7% IL 55.0% 57.2% 61.9% 63.2% 64.5% OH 59.2% 61.7% 62.4% 64.6% 1.9% Top 5 63.9% 66.9% 71.1% 71.7% 2.1% All Others 72.2% 73.5% 77.6% 7.8% 76.2% Total 68.5% 70.6% 74.6% 4.8% 74.2% 20132012REO Gross Sales Price/UPB Single-Family Short Sales and REO Sales Price / UPB of Mortgage Loans(1) (2) Gross Sales Price/UPB Trends on Direct Sale Dispositions(1) and Short Sales(2) Top 5 States(3) (1) Calculated as the sum of sale proceeds received on REO properties that have been sold to a third party (excluding properties that have been repurchased by the seller/servicer, acquired by a mortgage insurance company, redeemed by a borrower, or sold through the FHFA Rental Pilot) divided by the aggregate unpaid principal balance (UPB) of the related loans. Gross sales price represents the contract sale price. Net sales price represents the contract sale price less selling costs for the property and adjusted for other charges/credits paid by or due to the seller at closing. Properties disposed of in the fourth quarter of 2012 through structured rental transactions have been excluded from the Net/Gross Proceeds to UPB calculations. (2) Calculated as the sum of sales proceeds received on short sales divided by the aggregate unpaid principal balance (UPB) of the related loans. Gross sales price represents the contract sale price. Net sales price represents the contract sale price less charges/credits paid by or due to other parties at closing. (3) The states shown had the greatest volume of properties sold in 2013 in each respective category.

FannieMae

Multifamily Credit Profile by Loan Attributes

As of December 31, 2013	Loan Counts	Unpaid Principal Balance (Billions)	% of Multifamily Guaranty Book of Business (UPB)	% Seriously Delinquent (1)	% of 2013 Multifamily Credit Losses (2)	% of 2012 Multifamily Credit Losses	% of 2011 Multifamily Credit Losses	% of 2010 Multifamily Credit Losses
Total Multifamily Guaranty Book of Business	35,581	$198.9	100%	0.10%	100%	100%	100%	100%
Credit Enhanced Loans:								
Credit Enhanced	32,204	$181.1	91%	0.10%	1%	73%	83%	68%
Non-Credit Enhanced	3,377	$17.7	9%	0.13%	99%	27%	17%	32%
Origination loan-to-value ratio: (3)								
Less than or equal to 70%	22,833	$110.1	56%	0.04%	46%	14%	18%	8%
Greater than 70% and less than or equal to 80%	10,366	$81.9	41%	0.17%	35%	71%	70%	89%
Greater than 80%	2,382	$6.9	3%	0.23%	18%	15%	12%	3%
Delegated Underwriting and Servicing (DUS ®) Loans: (4)								
DUS ® - Small Balance Loans (5)	8,762	$16.6	8%	0.24%	5%	7%	9%	7%
DUS ® - Non Small Balance Loans	12,454	$161.7	82%	0.06%	-26%	71%	72%	61%
DUS ® - Total	**21,216**	**$178.3**	**90%**	**0.08%**	**-21%**	**78%**	**81%**	**68%**
Non-DUS - Small Balance Loans (5)	13,589	$10.3	5%	0.50%	43%	16%	12%	10%
Non-DUS - Non Small Balance Loans	776	$10.3	5%	0.17%	78%	6%	7%	22%
Non-DUS - Total	**14,365**	**$20.6**	**10%**	**0.34%**	**121%**	**22%**	**19%**	**32%**
Maturity Dates:								
Loans maturing in 2014	1,504	$6.8	3%	0.25%	-16%	12%	5%	11%
Loans maturing in 2015	2,548	$12.8	6%	0.08%	-2%	8%	6%	4%
Loans maturing in 2016	2,652	$14.0	7%	0.07%	33%	12%	8%	14%
Loans maturing in 2017	3,764	$18.4	9%	0.29%	81%	33%	21%	12%
Loans maturing in 2018	3,187	$17.9	9%	0.10%	1%	14%	21%	8%
Other maturities	21,926	$129.1	65%	0.08%	3%	22%	39%	51%
Loan Size Distribution:								
Less than or equal to $750K	8,883	$2.6	1%	0.51%	13%	5%	5%	2%
Greater than $750K and less than or equal to $3M	12,262	$18.4	9%	0.38%	62%	17%	16%	16%
Greater than $3M and less than or equal to $5M	4,522	$16.6	8%	0.21%	4%	12%	11%	17%
Greater than $5M and less than or equal to $25M	8,559	$88.0	44%	0.10%	-34%	55%	50%	48%
Greater than $25M	1,355	$73.4	37%	—	55%	11%	18%	17%

(1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.
(2) Negative values are the result of recoveries on previously charged off amounts and may also cause other percentages to be greater than 100%.
(3) Weighted Average Origination loan-to-value ratio is 66% as of December 31, 2013.
(4) Under the Delegated Underwriting and Servicing, or DUS ®, product line, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service certain loans without our pre-review.
(5) Multifamily loans with an original unpaid balance of up to $3 million nationwide or up to $5 million in high cost markets.

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20 As of December 31, 2013 Unpaid Principal Balance (Billions) % of Multifamily Guaranty Book of Business (UPB) % Seriously Delinquent (1) # of Seriously Delinquent loans (1) % of 2013 Multifamily Credit Losses (2) % of 2012 Multifamily Credit Losses (2) % of 2011 Multifamily Credit Losses % of 2010 Multifamily Credit Losses Total Multifamily Guaranty Book of Business $198.9 100% 0.10% 102 100% 100% 100% 100% By Acquisition Year: 2013 $29.1 15%       2012 $33.0 17%   0%    2011 $22.5 11%   -2% 0%   2010 $16.1 8% 0.02% 1 96% 0%   2009 $15.9 8% 0.02% 2 -27% 7% 6% 2% 2008 $19.7 10% 0.17% 21 -12% 23% 31% 17% 2007 $23.9 12% 0.31% 38 13% 48% 33% 38% 2006 $13.8 7% 0.21% 13 45% 10% 7% 17% 2005 $10.0 5% 0.07% 4 10% 17% 3% 2% Prior to 2005 $15.0 8% 0.38% 23 -23% -4% 20% 25% (1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due. (2) Negative values are the result of recoveries on previously charged off amounts and may also cause other percentages to be greater than 100%. Multifamily Credit Profile by Acquisition Year Multifamily SDQ Rate by Acquisition Year Cumulative Defaults by Acquisition Year 2010 2009 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Cu mu lat ive D ef au lt R ate 2005 2006 2007 2008 2009 2010 011 2012 2013 2005 2007 2008 2006 2012 2011 2013 2005 2006 2007 2008 2009 2011 2010 2012 .00% .20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 SDQ (%) 20 5 2006 2007 2008 2009 2010 2011 2012 2013 2013

FannieMae

Multifamily Credit Profile

As of December 31, 2013	Unpaid Principal Balance (Billions)	% of Multifamily Guaranty Book of Business (UPB)	% Seriously Delinquent (1)	% of 2013 Multifamily Credit Losses (2)	% of 2012 Multifamily Credit Losses	% of 2011 Multifamily Credit Losses	% of 2010 Multifamily Credit Losses
Total Multifamily Guaranty Book of Business	$198.9	100%	0.10%	100%	100%	100%	100%
Region: (3)							
Midwest	$17.5	9%	0.23%	-38%	15%	23%	10%
Northeast	$39.7	20%	0.11%	-8%	10%	3%	5%
Southeast	$42.9	21%	0.11%	12%	53%	42%	40%
Southwest	$37.5	19%	0.09%	-32%	8%	26%	40%
Western	$61.3	31%	0.07%	166%	14%	6%	6%
Top Five States by UPB:							
California	$47.3	24%	0.05%	8%	1%	1%	2%
New York	$23.6	12%	0.08%	2%	3%	0%	1%
Texas	$19.5	10%	0.05%	-16%	2%	19%	12%
Florida	$10.6	5%	0.14%	23%	36%	10%	13%
Washington	$7.2	4%	0.06%	1%	0%	0%	0%
Asset Class: (4)							
Conventional/Co-op	$177.6	89%	0.12%	99%	94%	96%	99%
Seniors Housing	$12.8	6%	—	—	—	—	—
Manufactured Housing	$5.4	3%	—	0%	3%	0%	0%
Student Housing	$3.1	2%	—	1%	3%	4%	1%
Targeted Affordable Segment:							
Privately Owned with Subsidy (5)	$29.4	15%	0.06%	-15%	3%	14%	6%
DUS & Non-DUS Lenders/Servicers:							
DUS: Bank (Direct, Owned Entity, or Subsidiary)	$70.4	35%	0.08%	7%	21%	29%	45%
DUS: Non-Bank Financial Institution	$118.2	59%	0.11%	79%	70%	68%	50%
Non-DUS: Bank (Direct, Owned Entity, or Subsidiary)	$9.0	5%	0.18%	4%	6%	1%	4%
Non-DUS: Non-Bank Financial Institution	$1.1	1%	0.19%	10%	2%	1%	1%
Non-DUS: Public Agency/Non Profit	$0.2	0%	—	0%	0%	0%	0%

(1) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due.
(2) Negative values are the result of recoveries on previously charged off amounts and may also cause other percentages to be greater than 100%.
(3) For information on which states are included in each region, refer to footnote 9 to Table 39 in Fannie Mae's 2013 Form 10-K.
(4) Conventional Multifamily/Cooperative Housing/Affordable Housing: Conventional Multifamily is a loan secured by a residential property comprised of five or more dwellings which offers market rental rates (i.e., not subsidized or subject to rent restrictions). Cooperative Housing is a multifamily loan made to a cooperative housing corporation and secured by a first or subordinated lien on a cooperative multifamily housing project that contains five or more units. Affordable Housing is a multifamily loan on a mortgaged property encumbered by a regulatory agreement or recorded restriction that limits rents, imposes income restrictions on tenants or places other restrictions on the use of the property. Manufactured Housing Communities: A multifamily loan secured by a residential development that consists of sites for manufactured homes and includes utilities, roads and other infrastructure. In some cases, landscaping and various other amenities such as a clubhouse, swimming pool, and tennis and/or sports courts are also included. Seniors Housing: A multifamily loan secured by a mortgaged property that is intended to be used for residents for whom the owner or operator provides special services that are typically associated with either "independent living" or "assisted living." Some Alzheimer's and skilled nursing capabilities are permitted. Dedicated Student Housing: Multifamily loans secured by residential properties in which college or graduate students make up at least 80% of the tenants. Dormitories are not included.
(5) The Multifamily Affordable Business Channel focuses on financing properties that are under a regulatory agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions.

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22 Multifamily 2013 Credit Losses by State ($ Millions)* Numbers: Represent 2013 credit losses for each state which totaled $52M as of December 31, 2013. States with no numbers had less than $500K in credit losses or less than $500K in credit-related income in 2013. Shading: Represent Unpaid Principal Balance (UPB) for each state which totaled $198.9B as of December 31, 2013. Note: Negative values are the result of recoveries on previously charged-off amounts. Portfolio UPB Concentration by State as of 12/31/2013 Example: UPB in NY is $24B and 2013 Credit Losses are $1M *Total state credit losses will not tie to total 2013 credit losses due to rounding.